UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☐  Preliminary Proxy Statement
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☑  Definitive Revised Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to 240.14a-12

NATIONAL FUEL GAS COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NATIONAL FUEL GAS COMPANY
6363 MAIN STREET
WILLIAMSVILLE, NEW YORK 14221

January 30, 2008

Dear Stockholders of National Fuel Gas Company:

National Fuel Gas Company (the “Company”) and New Mountain Vantage GP, L.L.C. and its affiliates, including the California Public Employees’ Retirement System, (“Vantage”) have reached a settlement in the proxy contest pertaining to the election of directors to the National Fuel Gas Company Board of Directors at the Company’s 2008 Annual Meeting of Stockholders (the “Annual Meeting”). The Company and Vantage have determined that they can best serve the Company’s shareholders, employees, retirees and customers by resolving this matter and seeking to work together in a productive manner.

The settlement agreement, which is described in the accompanying Supplement to the Company’s Proxy Statement, will enable the Board of Directors and management to continue to focus on growing shareholder value and providing superior returns to all of the Company’s shareholders. As part of the settlement, the Company has increased the number of seats on its Board from 10 to 11 and nominated, as a new director, Vantage’s candidate Frederic V. Salerno. Mr. Salerno has been added to the Company’s original slate of the following continuing directors: Robert T. Brady, Rolland E. Kidder and John F. Riordan. All four candidates have been nominated to serve for a term to expire in 2011.

The Board of Directors and Vantage join in supporting the revised slate of nominees and urge you to elect the four nominees by voting on the enclosed white proxy card. The Company and Vantage request that you NOT vote on any proxy cards previously supplied by the Company or Vantage. If you have already voted on a proxy card previously supplied by the Company or Vantage, we request that you SUBMIT A NEW VOTE USING THE ENCLOSED WHITE PROXY CARD.

The Supplement describes whether and, where applicable, how your shares will be voted in the event you already voted on a proxy card previously supplied by the Company or Vantage and do not submit a new vote using the enclosed white proxy card.

Please review the Supplement and vote using the enclosed white proxy card, regardless whether you voted on a card previously supplied by the Company or Vantage.

Please also note that the location of the Annual Meeting has changed. The Annual Meeting will now be held at The Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas 77024, at 11:00 a.m. local time.

Sincerely yours,

Philip C. Ackerman
Chairman of the Board of Directors,
and Chief Executive Officer

If you have any questions or need assistance in voting your shares of
National Fuel Gas Company’s common stock, please call our proxy solicitor,
Morrow & Co., LLC, at 1-800-252-1959.

NATIONAL FUEL GAS COMPANY
6363 MAIN STREET
WILLIAMSVILLE, NEW YORK 14221

SUPPLEMENT
TO
PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
to be held on February 21, 2008
at
The Houstonian Hotel
111 North Post Oak Lane
Houston, Texas 77024

This supplement (the “Supplement”) supplements and amends the proxy statement dated January 11, 2008 (the “Proxy Statement”) of National Fuel Gas Company (the “Company”) furnished to holders of the Company’s common stock (the “Common Stock”) in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on February 21, 2008, or any adjournment or postponement thereof. The Annual Meeting will be held at The Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas 77024, at 11:00 a.m. local time (please note change in location from that indicated in the Proxy Statement). The record date for the determination of the holders of Common Stock who are entitled to notice of and to vote at the Annual Meeting is December 26, 2007, which is the same record date specified in the Proxy Statement. This Supplement, which should be read in conjunction with the Proxy Statement, is first being mailed to stockholders on or about January 30, 2008.

On January 24, 2008, the Company and New Mountain Vantage GP, L.L.C. and its affiliates, including the California Public Employees’ Retirement System (collectively, “Vantage”), entered into an agreement to settle the proxy contest pertaining to the election of directors to the Company’s Board of Directors at the Company’s 2008 Annual Meeting of Stockholders. Pursuant to the settlement agreement, the Company has increased the size of its Board from 10 to 11 directors and nominated, as a new director, Vantage’s candidate Frederic V. Salerno. Mr. Salerno has been added to the Company’s original slate of the following continuing directors: Robert T. Brady, Rolland E. Kidder and John F. Riordan.

The white proxy card enclosed with this Supplement differs from the white proxy card previously furnished to you with the Proxy Statement in that the enclosed white proxy card includes the name of Mr. Salerno in addition to the names of Messrs. Brady, Kidder and Riordan. Thus, if you wish to vote with respect to all four of the nominees, please vote on the revised white proxy card enclosed with this Supplement. The Board unanimously recommends that you vote FOR each of the nominees.

In addition, stockholders are being asked to vote at the Annual Meeting FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2008, as more fully described in the Proxy Statement.

Pursuant to the rules of the New York Stock Exchange (“NYSE”), if you hold your shares in street name through a broker and do not provide instructions to your broker as to how to vote, your broker can vote your shares at its discretion on these matters. Pursuant to the settlement agreement, instructions previously provided to your broker on a blue proxy card will not be effective.

Management does not intend to bring before the Annual Meeting any matters other than those specifically described above, and knows of no matters other than the foregoing that will be considered at the Annual Meeting. If any other matters or motions properly come before the Annual Meeting, it is the intention of the persons named in the white proxy card to vote such proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Annual Meeting.

Stockholders are urged to vote promptly using the enclosed white proxy card. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to the exercise of the powers conferred thereby by notice in writing to Secretary, National Fuel Gas Company, 6363 Main Street, Williamsville, NY 14221, or by submitting a later dated proxy or voting in person at the Annual Meeting.

For additional information regarding voting of your shares, refer to the section below captioned “Voting of Proxies.”

Background

On October 17, 2007, Vantage formally notified the Company of their intention to nominate three nominees for election at the Annual Meeting. On January 8, 2008, Vantage began soliciting proxies for these nominees pursuant to their definitive proxy statement in opposition to the three continuing directors nominated by the Company and named in the Proxy Statement. On January 11, 2008, the Company began soliciting proxies for its nominees pursuant to the Proxy Statement.

On January 24, 2008, as stated above, the Company and Vantage entered into the settlement agreement, which provides that the Company will increase the size of its Board from 10 to 11 directors and nominate, as a new director, Vantage’s candidate Frederic V. Salerno. The agreement also provides that Vantage will immediately cease efforts related to its own proxy solicitation, and withdraw its proxy statement and its own nominations.

The settlement agreement provides that all four candidates (Messrs. Brady, Kidder, Riordan and Salerno) will be nominated to serve for a term to expire in 2011. Upon election to National Fuel’s Board, Mr. Salerno will join the Compensation and the Nominating/Corporate Governance Committees. In accordance with Vantage’s policies and at their request, Mr. Salerno will receive no compensation for his Board service for as long as Vantage continues to own common stock of the Company.

Other elements of the settlement agreement include:

•	In order to have separate individuals serve as Chairman of the Board of Directors and as Chief Executive Officer, following the Annual Meeting the Board will re-elect Phil Ackerman to serve as Chairman of the Board and elect Dave Smith to serve as Chief Executive Officer of the Company.

•	The Company and Vantage have agreed to a standstill whereby, until September 2009, Vantage will not, among other things, acquire voting securities that would increase its beneficial ownership to more than 9.6 percent of the Company’s voting securities; engage in any proxy solicitations or advance any shareholder proposals; attempt to control the Company’s Board, management or policies; call a meeting of shareholders; obtain additional representation to the Board; or effect the removal of any member of the Board.

•	The Company and Vantage agree that the Company’s Appalachian acreage, including the Marcellus Shale, is extremely valuable and should be developed with all reasonable speed and on a commercially reasonable best efforts basis. The Company will provide, in conjunction with its quarterly conference call, information on these development efforts, to the extent material and not competitively sensitive.

•	The Company reaffirms that it intends to evaluate the divestiture of its assets in the Gulf of Mexico as one key alternative if performance targets set by the Company are not met during this fiscal year. The Company will keep shareholders apprised of its progress in conjunction with its quarterly conference call, to the extent material and not competitively sensitive.

•	Vantage will provide to the Company copies of all reports and analyses developed or based upon the research and analysis of Schlumberger Data and Consulting Services.

•	The Company will provide its new director, Mr. Salerno, with a copy of the Morgan Stanley report and the other reports, materials and information reviewed by non-executive directors of the Board in evaluating or analyzing Vantage’s suggestions.

•	The Company will, with the cooperation of Vantage, file motions to withdraw the petitions it previously filed with the Pennsylvania Public Utility Commission and the New York State Public Service Commission that had requested each regulatory agency take action with respect to Vantage’s investment in the Company.

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•	The Company and Vantage agree that, on a semi-annual basis designated representatives from Vantage will be provided an opportunity to meet with the Board. These meetings will afford Vantage an opportunity to bring its ideas to the Board for its reasonable consideration.

•	In addressing other corporate governance matters, the Company will amend the charters of the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee to provide for annual performance reviews of individual directors to be presented to the full Board; amend its administrative rules to provide that, subject to certain exceptions, future equity awards will vest or become exercisable only upon the attainment of certain performance goals; and cause the adoption or disclosure of target levels of beneficial ownership of shares of Common Stock for each director.

•	Pursuant to the settlement agreement, the Company agreed to reimburse Vantage for up to $1,000,000 in fees and expenses incurred by Vantage in connection with its previous proxy solicitation.

The Company filed a complete copy of the settlement agreement with the Securities and Exchange Commission on January 24, 2008 as Exhibit 10.1 to its Current Report on Form 8-K. The foregoing description of the settlement agreement is qualified in its entirety by reference to the full text of the settlement agreement.

Nominees

Each of the nominees for election at the Annual Meeting other than Mr. Salerno is a current director of the Company. Certain information concerning each of the nominees is set forth below:

Name and Year
Became a Director
of the Company	Age(1)	Principal Occupation

Nominees for Election as Directors For Three-Year Terms to Expire in 2011

ROBERT T. BRADY 1995	67	Chairman of Moog Inc. since February 1996. Moog is a worldwide designer, manufacturer and integrator of precision control components and systems with a total return of 27%, 82% and 250% for the one, three and five year periods ending September 30, 2007. President and Chief Executive Officer of Moog Inc. since 1988 and Board member since 1984. Director of Astronics Corporation, M&T Bank Corporation and Seneca Foods Corporation. Chairs the regular executive sessions of non-management directors, and is the designated contact for shareholders to communicate with the non-management directors on the Board.

ROLLAND E. KIDDER 2002	67	Executive Director of the Robert H. Jackson Center, Inc., in Jamestown, New York, from 2002 until 2006. Founder of Kidder Exploration, Inc., an independent Appalachian oil and gas company; Chairman and President from 1984 to 1994. Mr. Kidder is also a former Director of the Independent Oil and Gas Association of New York and the Pennsylvania Natural Gas Associates — both Appalachian-based energy associations. An elected member of the New York State Assembly from 1975 to 1982. Former Trustee of the New York Power Authority. On the Dean’s Advisory Council of the University at Buffalo School of Law from 1996 to 2001. Vice President and investment advisor for P.B. Sullivan & Co., Inc. from 1994 until 2001.

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Name and Year
Became a Director
of the Company	Age(1)	Principal Occupation

JOHN F. RIORDAN 1995	72	President and CEO from April 2000 to December 2005 of GTI (the Gas Technology Institute), the leading research, development and training organization serving the natural gas industry, Des Plaines, Illinois. President and CEO of MidCon Corporation, a company engaged in interstate and intrastate natural gas transportation as well as wholesale marketing of natural gas, from October 1988 to January 1998. In 1998, Mr. Riordan directed Occidental Petroleum Corporation’s divestiture and sale of MidCon to KN Energy, Inc. Vice Chairman of KN Energy from February 1998 to February 1999. Director of Nicor Inc. since 2001. Twice chairman of the Interstate Natural Gas Association of America (INGAA). Former President of the commodity chemical business at Occidental Petroleum and former President of the natural gas liquids business at Cities Service Company. Former director of Occidental Petroleum and former director of Chicago Bridge & Iron Company. Former Trustee of Niagara University.

FREDERIC V. SALERNO not currently a member of Board	64	Mr. Salerno has since 2006 served as a Senior Advisor to New Mountain Capital, L.L.C. Mr. Salerno retired as Vice Chairman and CFO of Verizon, Inc. in September 2002 after more than 37 years in the telecommunications industry. Prior to the Bell Atlantic/GTE merger, which created Verizon, Mr. Salerno was Senior Vice Chairman and CFO of Bell Atlantic. Mr. Salerno joined New York Telephone in 1965. In 1983 Mr. Salerno became Vice President and in 1987, he was appointed President and CEO. Mr. Salerno serves as trustee of the Inner City Scholarship Fund and the Partnership for Quality Education. In 1990 Mr. Salerno was appointed Chairman of the Board of Trustees of the State University of New York, a position he held until 1996. Mr. Salerno currently is a director of Akamai Technologies, Inc., Bear Stearns & Company, Inc., Intercontinental Exchange, Inc., Popular, Inc., Viacom, Inc. and CBS Corp.

		Mr. Salerno owns 100 shares of Common Stock, representing less than 1% of issued and outstanding stock on December 26, 2007.

(1)	As of February 21, 2008.

It is intended that the Proxies will vote for the election of Messrs. Brady, Kidder, Riordan and Salerno as directors, unless they are otherwise directed by the stockholders. Although the Board of Directors has no reason to believe that any of the nominees will be unavailable for election or service, stockholders’ proxies confer discretionary authority upon the Proxies to vote for the election of another nominee for director in the event any nominee is unable to serve or for good cause will not serve. Messrs. Brady, Kidder, Riordan and Salerno have consented to being named in this proxy statement and to serve if elected.

The Board of Directors has determined that Mr. Salerno is independent in accordance with the listing standards of the NYSE and the Director Independence Guidelines adopted by the Board.

The Board of Directors Recommends a Vote FOR the Election of
Messrs. Brady, Kidder, Riordan and Salerno on the white proxy card.

Voting of Proxies

If you wish to vote for all four of the nominees listed above, you must do so by voting on the white proxy card enclosed with this Supplement.

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If you have already voted by using the white proxy card included with the Company’s original Proxy Statement, or the blue proxy card included with Vantage’s proxy statement, you may revoke it by subsequently voting on the white proxy card enclosed with this Supplement. For shares you hold in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the Annual Meeting, by attending the meeting and voting in person.

If you submitted or submit an unrevoked white proxy card included with the Company’s original Proxy Statement, or an unrevoked blue proxy card included with Vantage’s proxy statement, your vote will be counted as follows:

•	For proxies granted by the previous white proxy card included with the Company’s original Proxy Statement, your vote with respect to Robert T. Brady, Rolland E. Kidder and John F. Riordan will be counted as indicated on that proxy card. Your vote on such proxy card will NOT constitute a vote for Frederic V. Salerno or a vote withheld from Mr. Salerno. In addition, your vote on such proxy card with respect to the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2008 will be counted as indicated on that proxy card.

•	For proxies granted by the blue proxy card included with Vantage’s proxy statement, your shares will not be included in determining whether or not a quorum is present and will not be counted in tabulating the number of votes cast on the election of directors or the ratification of the Company’s appointment of an independent registered public accounting firm. In that case, your vote on the blue proxy card included with Vantage’s proxy statement will have no effect on the outcome of the voting. However, if you hold shares in street name through a broker and do not provide new instructions to your broker as to how to vote, your broker can vote your shares at its discretion, in which case your shares will be included in determining whether or not a quorum is present and will be counted in tabulating the number of votes cast on the two proposals. In addition, if you hold shares through the Company’s Employee Stock Ownership Plans or Tax-Deferred Savings Plans and do not provide new instructions to the Trustee of those plans as to how to vote, the Trustee will vote your shares in the same proportion as the shares for which the Trustee received timely instructions, except in the case where to do so would be inconsistent with the provisions of Title I of ERISA. Accordingly, your shares held through the Company’s plans will be included in determining whether or not a quorum is present and will be counted in tabulating the number of votes cast on the two proposals.

Certain Legal Proceedings

Pursuant to the settlement agreement, the Company will, with the cooperation of Vantage, file motions to withdraw the petitions it previously filed with the Pennsylvania Public Utility Commission and the New York State Public Service Commission that had requested each regulatory agency take action with respect to Vantage’s investment in the Company.

Cost of Solicitation

The Company’s expenses related to the solicitation (excluding salaries and wages of the Company’s regular employees and officers and any costs incurred in proceedings before the Pennsylvania Public Utility Commission and New York State Public Service Commission) are currently expected to be approximately $3,220,000 in the aggregate, of which approximately $2,700,000 is in excess of what would have been spent for an annual meeting with an uncontested director election.

By Order of the Board of Directors

Anna Marie Cellino
Secretary

January 30, 2008

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c/o Morrow & Co., LLC
P. O. Box 1150
Pittsburgh, PA 15230
V o t e   b y   T e l e p h o n e
Please have your proxy card available when you call the toll-free number 1-888-693-8683 using a touch-tone telephone and follow the simple directions that will be presented to you.
V o t e   b y   I n t e r n e t
Please have your proxy card available when you access the website www.cesvote.com and follow the simple directions that will be presented to you.
V o t e   b y   M a i l
Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Morrow & Co., LLC, P.O. Box 1150, Pittsburgh, PA 15230.

Vote by Telephone
Call toll free using a
touch-tone telephone:
 1-888-693-8683

Vote by Internet
Access the website and
cast your vote:
 www.cesvote.com

Vote by Mail
Return your completed proxy
card in the postage-paid
envelope provided

Vote 24 hours a day, 7 days a week!
If you vote by telephone or Internet, your vote must be received by 6:00 a.m. local time on February 21, 2008 in order to be counted in the final tabulation.

WHITE PROXY

è
WHITE PROXY

ê If voting by mail, please fold and detach card at perforation before mailing. ê

This proxy when properly executed will be voted in the manner directed herein. If no instructions are given, this proxy will be voted FOR items 1 and 2. To vote in accordance with the Board’s recommendations, just sign below; no boxes need to be checked.
The Board of Directors recommends a vote FOR items 1 and 2.
FOR AGAINST ABSTAIN
Item 1. Election of Directors — for three year term which expires in 2011.

Nominees:	1. Robert T. Brady	2. Rolland E. Kidder
	3. John F. Riordan	4. Frederic V. Salerno
   ☐ FOR ALL    ☐ WITHHOLD ALL    ☐ FOR ALL, EXCEPT
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL, EXCEPT” and write the name(s) of the nominee(s) on the line below.

Exceptions

Item 2.	Appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.	☐	☐	☐

Signature

Signature (if held jointly)

Title:

Date:

Please sign exactly as the name appears on this proxy card. Joint owners should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title

Please mark, sign, date and return this proxy card in the enclosed prepaid envelope.

WHITE PROXY
This proxy, when properly executed, will be voted as directed by the stockholder. See below for important provisions and additional instructions.
Incomplete Directions. If this card is returned signed but without directions marked for one or both items, regarding the unmarked items, you are granting the Proxies discretion to vote FOR items 1 and 2.
THIS PROXY CARD IS CONTINUED ON THE REVERSE SIDE. PLEASE VOTE BY TELEPHONE, INTERNET, OR SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.
ê If voting by mail, please fold and detach card at perforation before mailing. ê

NATIONAL FUEL GAS COMPANY	WHITE PROXY
Proxy Card Solicited by the Board of Directors for Use at the
Annual Meeting of Stockholders, February 21, 2008
The undersigned on the reverse side of this card hereby appoints P.C. Ackerman and A.M. Cellino, or either of them, Proxies with full power of substitution and revocation in each, to vote all the shares of Common Stock held of record by the undersigned on December 26, 2007, at the Annual Meeting of Stockholders of National Fuel Gas Company or at any adjournment of the meeting, on each of the items on the reverse side and in accordance with the directions given there, and, in their discretion, on all other matters that may properly come before the Annual Meeting of Stockholders, or any adjournment thereof, respecting (i) matters of which the Company did not have timely notice but that may be presented at the meeting; (ii) approval of the minutes of the prior meeting; (iii) the election of any person as a director if a nominee is unable to serve or for good cause will not serve; (iv) any shareholder proposal omitted from the enclosed proxy statement pursuant to Rule 14a-8 or 14a-9 of the Securities and Exchange Commission’s proxy rules, and (v) all matters incident to the conduct of the meeting. This proxy may be revoked with the Secretary of the meeting as described in the Proxy Statement.
THE BOARD RECOMMENDS A VOTE “FOR” ITEMS 1 and 2 DESCRIBED ON THE REVERSE SIDE OF THIS CARD.
TO VOTE IN ACCORDANCE WITH THE BOARD’S RECOMMENDATIONS, JUST SIGN ON THE REVERSE SIDE; NO BOXES NEED TO BE MARKED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTIONS ARE GIVEN AS TO ANY ITEMS SET FORTH IN THIS PROXY, THIS PROXY WILL BE VOTED FOR ITEMS 1 and 2 DESCRIBED ON THE REVERSE SIDE OF THIS CARD.